UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 20, 2004 (January 16, 2004)

ADVANCED MAGNETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File No. 0-14732	04-2742593
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

61 Mooney Street Cambridge, Massachusetts		02138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 497-2070

Item 12.  Results of Operations and Financial Condition.

The following information, including the Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 16, 2004, Advanced Magnetics, Inc. announced its financial results for the first fiscal quarter of 2004 ended December 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.

By:	/s/ James A. Matheson
Name: James A. Matheson
Title: Vice President of Finance

Dated:  January 20, 2004

EXHIBIT INDEX

Exhibit Number

Description

99.1	Press Release dated January 16, 2004